CONDENSED STATEMENTS OF COMPREHENSIVE LOSS - USD ($) $ in Thousands		6 Months Ended
		Jun. 30, 2023	Jun. 30, 2022
Operating expenses:
Research and development expenses		$ (2,700)	$ (1,423)
General and administrative expenses		(1,968)	(2,094)
Operating loss		(4,668)	(3,517)
Financial income, net		179	0
Net loss and comprehensive loss		$ (4,489)	$ (3,517)
Basic net loss per share		$ (4.12)	$ (3.25)
Diluted net loss per share	[1]	$ (4.12)	$ (3.25)
Weighted average number of shares of ordinary shares used in computing basic net loss per share		1,090,452	1,081,755
Weighted average number of shares of ordinary shares used in computing diluted net loss per share		1,090,452	1,081,755

[1]	All share amounts have been retroactively adjusted to reflect a 1-for-10 reverse share split (note 4d).